Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. _)

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement [  ] Confidential, for Use of the Commission

[  ] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2)) [  ] Definitive Additional Materials

[  ] Soliciting Material under Section 240.14a-12

FRANKLIN ETF TRUST

FRANKLIN TEMPLETON ETF TRUST

FRANKLIN TEMPLETON TRUST

LEGG MASON ETF INVESTMENT TRUST

LEGG MASON ETF INVESTMENT TRUST II

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FRANKLIN ETF TRUST

Franklin Short Duration U.S. Government ETF

FRANKLIN TEMPLETON ETF TRUST

Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin FTSE Germany ETF	Franklin FTSE United Kingdom ETF	Franklin Intelligent Machines ETF
Franklin International Core Dividend Tilt Index ETF	Franklin FTSE Hong Kong ETF	Franklin U.S. Equity Index ETF	Franklin International Aggregate Bond ETF
Franklin U.S. Core Dividend Tilt Index ETF	Franklin FTSE India ETF	BrandywineGLOBAL – Dynamic US Large Cap Value ETF	Franklin Investment Grade Corporate ETF
Franklin U.S. Large Cap Multifactor Index ETF	Franklin FTSE Japan ETF	BrandywineGLOBAL – US Fixed Income ETF	Franklin Municipal Green Bond ETF
Franklin U.S. Mid Cap Multifactor Index ETF	Franklin FTSE Japan Hedged ETF	ClearBridge Sustainable Infrastructure ETF	Franklin Senior Loan ETF
Franklin U.S. Small Cap Multifactor Index ETF	Franklin FTSE Latin America ETF	Franklin Disruptive Commerce ETF	Franklin Systematic Style Premia ETF
Franklin FTSE Asia ex Japan ETF	Franklin FTSE Mexico ETF	Franklin Dynamic Municipal Bond ETF	Franklin Ultra Short Bond ETF
Franklin FTSE Australia ETF	Franklin FTSE Russia ETF	Franklin Exponential Data ETF	Franklin U.S. Core Bond ETF
Franklin FTSE Brazil ETF	Franklin FTSE Saudi Arabia ETF	Franklin Focused Growth ETF	Franklin Income Equity Focus ETF
Franklin FTSE Canada ETF	Franklin FTSE South Korea ETF	Franklin Genomic Advancements ETF	Franklin U.S. Treasury Bond ETF
Franklin FTSE China ETF	Franklin FTSE Switzerland ETF	Franklin High Yield Corporate ETF	Martin Currie Sustainable International Equity ETF
Franklin FTSE Europe ETF	Franklin FTSE Taiwan ETF	Franklin Income Focus ETF	Western Asset Bond ETF
Franklin FTSE Eurozone ETF

FRANKLIN TEMPLETON TRUST

Franklin OnChain U.S. Government Money Fund

LEGG MASON ETF INVESTMENT TRUST

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

LEGG MASON ETF INVESTMENT TRUST II

ClearBridge Focus Value ESG ETF

A Special Joint Meeting of Shareholders of Franklin ETF Trust, Franklin Templeton ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust, and Legg Mason ETF Investment Trust II (together the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust (together, the “Funds,” and individually, a “Fund”), listed on the immediately preceding cover page, will be conducted exclusively online via live webcast on October 8, 2024, to vote on two important proposals that affect the Trusts and the Funds. Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for each Trust and Fund have been carefully reviewed by the Board of Trustees of that Trust (each, a “Board,” and together, the “Boards”). The Trustees of a Trust, all but one who are not affiliated with Franklin Templeton, are responsible for protecting your interests as a shareholder. Each Board recommends that you vote FOR the proposals that relate to your Fund(s).

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or form(s) enclosed in this package. Be sure to sign the card(s) or form(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) or voting instruction form(s), and follow the instructions.

If you have any questions before you vote, please call Morrow Sodali Fund Solutions, our proxy solicitor, at 1-888-372-0829 (10:00 a.m.-11:00 p.m., Eastern time, Monday through Friday). We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your Fund(s). The proposals are described in greater detail in the enclosed proxy statement. We appreciate your placing your trust in Franklin Templeton and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted on. The proxy statement provides more information on which proposals are to be voted upon by Fund shareholders. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.	To elect a Board of Trustees.

2.	For Royce Quant Small-Cap Quality Value ETF (“SQLV”) only- to approve changes to the current fundamental investment policy regarding industry concentration.

3.	For each Fund that is a Series of Legg Mason ETF Investment Trust only - to approve the use of a “manager of managers” structure whereby each Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

Has each Fund’s Board of Trustees approved the proposals that relate to that Fund?

Each Board has unanimously approved proposal 1. The Board of Legg Mason ETF Investment Trust has unanimously approved proposal 2 on behalf of SQLV and proposal 3 on behalf of each Fund that is a series in such Trust. Each Board recommends that you vote to approve those proposals that apply to your Fund(s).

1.         To elect a Board of Trustees.

What role does the Board play?

The Board of each Trust has the responsibility for looking after the interests of the shareholders of the Funds comprising such Trust. As such, each Board has an obligation to serve the best interests of shareholders, including approving policy changes. In addition, each Board reviews Fund performance, oversees Fund activities, and reviews contractual arrangements with companies that provide services to the Fund(s) of that Trust.

What is the affiliation of the Board and Franklin Templeton?

Each Board currently has, and is proposed to continue to have, at least 75% of its trustees be “independent” and to have one “interested” trustee. Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton Funds, or with Franklin Templeton as fund management. Independent trustees have no affiliation with Franklin Templeton and are compensated by each Trust that they serve.

2.         For SQLV only- to approve an amendment to the current fundamental investment policy regarding industry concentration.

What is SQLV’s current fundamental investment policy regarding industry concentration and why is it proposed to be changed?

The current fundamental investment policy regarding industry concentration is as follows:

Concentration. The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, and except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry.

Q&A

1

Prior to May 10, 2022, SQLV pursued a different investment objective and strategy as a passive ETF whereby SQLV sought to track the investment results of a specific underlying index. Pursuant to that strategy, SQLV operated in reliance on SEC guidance permitting SQLV to concentrate its investments (i.e., invest more than 25% of the value of its total assets in securities of issuers in the same industry) to approximately the same extent that its underlying index was concentrated in the securities of such particular industry. Effective May 10, 2022, SQLV became an actively-managed ETF and no longer pursues an investment objective and strategy that seeks to track the investment results of an underlying index. As a result, SQLV is no longer eligible to rely on the aforementioned SEC guidance applicable to passive ETFs with respect to its fundamental policy relating to concentration. At the request of the SEC staff, SQLV agreed that next time it held a shareholder meeting, it would propose changing such fundamental policy to remove the language that permitted SQLV to concentrate its investments to approximately the same extent that its underlying index was concentrated in the securities of a particular industry.

What will be the effect of changing SQLV’s current fundamental investment policy regarding industry concentration?

The Legg Mason ETF Investment Trust Board and SQLV’s investment manager and subadviser do not anticipate any changes to the manner in which SQLV is managed as a result of the proposed change to the fundamental industry concentration policy.

3.         For each Fund of Legg Mason ETF Investment Trust only - to approve the use of a “manager of managers” structure whereby each Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Funds of Legg Mason ETF Investment Trust are being asked to approve the use of a “manager of managers” structure that would permit each Fund’s investment manager, Franklin Templeton Fund Adviser, LLC, subject to Board approval, to appoint and replace subadvisers that are wholly or partially owned by (affiliated with) Franklin Templeton and subadvisers that are not affiliated with Franklin Templeton, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable each Fund to operate with greater efficiency in the future by allowing a Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Funds that are series of LMETFIT?

The use of the Manager of Managers Structure will not change the contractual fees paid to the investment manager by a Fund or fees paid by a Fund’s shareholders. If the proposal is approved for a Fund, and the Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of a Fund, the Fund’s shareholders generally would not be asked to approve hiring subadvisers for such Fund, assuming the conditions of the manager of managers exemptive order issued by the SEC are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the independent trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. A Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Who is Morrow Sodali Fund Solutions?

Morrow Sodali Fund Solutions (the “Solicitor”) is a company not affiliated with the Funds or with Franklin Templeton that the Trusts, on behalf of the Funds, hired to call or otherwise solicit shareholders and record proxy votes. In order to hold a shareholder meeting, a certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must be adjourned to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Q&A

2

How many votes am I entitled to cast?

Shareholders of a Fund that are a series of the Franklin ETF Trust, Franklin Templeton ETF Trust and Franklin Templeton Trust are entitled to one vote for each share they own of a Fund on the record date. Shareholders of a series of the Legg Mason ETF Investment Trust and Legg Mason ETF Investment Trust II are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund on the record date. The manner in which shareholders of each Fund are entitled to vote is shown on Exhibit A to the proxy statement. The record date is July 29, 2024 (the “Record Date”).

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions. In addition, you may also vote through the Internet by visiting the website printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Morrow Sodali Fund Solutions at 1-888-372-0829 (10:00 a.m. – 11:00 p.m. Eastern time, Monday through Friday).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

May I attend the meeting?

The meeting will be conducted exclusively online via live webcast. Shareholders as of the Record Date (July 29, 2024) may request the meeting credentials by following the instructions below. In each case, the request should be received no later than October 7, 2024 at 2:00 p.m., Eastern time.

If you hold Fund shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in a Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at msfs-meetinginfo@morrowsodali.com with “Legal Proxy” included in the subject line. The email must also state whether before the meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your meeting credentials for participation in the meeting and instructions for voting during the meeting.

Q&A

3

The meeting will begin promptly at 11:00 a.m., Eastern time on October 8, 2024. The Trusts encourage you to access the meeting a few minutes prior to the start time leaving ample time for the check in. For technical assistance in accessing the meeting, shareholders can email msfs-meetinginfo@morrowsodali.com. During the meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

Q&A

4

FRANKLIN ETF TRUST

Franklin Short Duration U.S. Government ETF

FRANKLIN TEMPLETON ETF TRUST

Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin FTSE Germany ETF	Franklin FTSE United Kingdom ETF	Franklin Intelligent Machines ETF
Franklin International Core Dividend Tilt Index ETF	Franklin FTSE Hong Kong ETF	Franklin U.S. Equity Index ETF	Franklin International Aggregate Bond ETF
Franklin U.S. Core Dividend Tilt Index ETF	Franklin FTSE India ETF	BrandywineGLOBAL – Dynamic US Large Cap Value ETF	Franklin Investment Grade Corporate ETF
Franklin U.S. Large Cap Multifactor Index ETF	Franklin FTSE Japan ETF	BrandywineGLOBAL – US Fixed Income ETF	Franklin Municipal Green Bond ETF
Franklin U.S. Mid Cap Multifactor Index ETF	Franklin FTSE Japan Hedged ETF	ClearBridge Sustainable Infrastructure ETF	Franklin Senior Loan ETF
Franklin U.S. Small Cap Multifactor Index ETF	Franklin FTSE Latin America ETF	Franklin Disruptive Commerce ETF	Franklin Systematic Style Premia ETF
Franklin FTSE Asia ex Japan ETF	Franklin FTSE Mexico ETF	Franklin Dynamic Municipal Bond ETF	Franklin Ultra Short Bond ETF
Franklin FTSE Australia ETF	Franklin FTSE Russia ETF	Franklin Exponential Data ETF	Franklin U.S. Core Bond ETF
Franklin FTSE Brazil ETF	Franklin FTSE Saudi Arabia ETF	Franklin Focused Growth ETF	Franklin Income Equity Focus ETF
Franklin FTSE Canada ETF	Franklin FTSE South Korea ETF	Franklin Genomic Advancements ETF	Franklin U.S. Treasury Bond ETF
Franklin FTSE China ETF	Franklin FTSE Switzerland ETF	Franklin High Yield Corporate ETF	Martin Currie Sustainable International Equity ETF
Franklin FTSE Europe ETF	Franklin FTSE Taiwan ETF	Franklin Income Focus ETF	Western Asset Bond ETF
Franklin FTSE Eurozone ETF

FRANKLIN TEMPLETON TRUST

Franklin OnChain U.S. Government Money Fund

LEGG MASON ETF INVESTMENT TRUST

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

LEGG MASON ETF INVESTMENT TRUST II

ClearBridge Focus Value ESG ETF

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Joint Meeting of Shareholders of Franklin ETF Trust, Franklin Templeton ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust, and Legg Mason ETF Investment Trust II (together the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust listed on the immediately preceding page (together, the “Funds,” and individually, a “Fund”), which will be held exclusively online via live webcast on October 8, 2024, at 11:00 a.m., Eastern time. The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund(s) in which you are invested. If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 3 of the proxy statement. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 4 of the proxy statement.

We urge you to review carefully the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction form(s) and return it (them) to us so that we know how you would like to vote. When shareholders return their proxies promptly, the additional costs of having to conduct additional mailings may be avoided. If you own shares of more than one Fund, you will receive a proxy card and/or voting instruction form FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call Morrow Sodali Fund Solutions, our proxy solicitor, toll-free at 1-888-372-0829. Agents are available 10:00 a.m. - 11:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or if eligible through the Internet, 24 hours a day. Please follow the instructions on the enclosed proxy cards) to vote by telephone or online. If your account is eligible, instructions are enclosed.

[THIS PAGE INTENTIONALLY LEFT BLANK]

FRANKLIN ETF TRUST

Franklin Short Duration U.S. Government ETF

FRANKLIN TEMPLETON ETF TRUST

Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin FTSE Germany ETF	Franklin FTSE United Kingdom ETF	Franklin Intelligent Machines ETF
Franklin International Core Dividend Tilt Index ETF	Franklin FTSE Hong Kong ETF	Franklin U.S. Equity Index ETF	Franklin International Aggregate Bond ETF
Franklin U.S. Core Dividend Tilt Index ETF	Franklin FTSE India ETF	BrandywineGLOBAL – Dynamic US Large Cap Value ETF	Franklin Investment Grade Corporate ETF
Franklin U.S. Large Cap Multifactor Index ETF	Franklin FTSE Japan ETF	BrandywineGLOBAL – US Fixed Income ETF	Franklin Municipal Green Bond ETF
Franklin U.S. Mid Cap Multifactor Index ETF	Franklin FTSE Japan Hedged ETF	ClearBridge Sustainable Infrastructure ETF	Franklin Senior Loan ETF
Franklin U.S. Small Cap Multifactor Index ETF	Franklin FTSE Latin America ETF	Franklin Disruptive Commerce ETF	Franklin Systematic Style Premia ETF
Franklin FTSE Asia ex Japan ETF	Franklin FTSE Mexico ETF	Franklin Dynamic Municipal Bond ETF	Franklin Ultra Short Bond ETF
Franklin FTSE Australia ETF	Franklin FTSE Russia ETF	Franklin Exponential Data ETF	Franklin U.S. Core Bond ETF
Franklin FTSE Brazil ETF	Franklin FTSE Saudi Arabia ETF	Franklin Focused Growth ETF	Franklin Income Equity Focus ETF
Franklin FTSE Canada ETF	Franklin FTSE South Korea ETF	Franklin Genomic Advancements ETF	Franklin U.S. Treasury Bond ETF
Franklin FTSE China ETF	Franklin FTSE Switzerland ETF	Franklin High Yield Corporate ETF	Martin Currie Sustainable International Equity ETF
Franklin FTSE Europe ETF	Franklin FTSE Taiwan ETF	Franklin Income Focus ETF	Western Asset Bond ETF
Franklin FTSE Eurozone ETF

FRANKLIN TEMPLETON TRUST

Franklin OnChain U.S. Government Money Fund

LEGG MASON ETF INVESTMENT TRUST

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

LEGG MASON ETF INVESTMENT TRUST II

ClearBridge Focus Value ESG ETF

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

The Boards of Trustees of Franklin ETF Trust, Franklin Templeton ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust, and Legg Mason ETF Investment Trust II, (together, the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust as listed on the immediately preceding page (together, the “Funds,” and individually, a “Fund”), have called a Special Joint Meeting of Shareholders (the “Meeting”) of the Funds, which will be conducted exclusively online via live webcast on October 8, 2024, at 11:00 a.m., Eastern time.

During the Meeting, shareholders of the Funds will be asked to vote on the following Proposals:

1.	To elect a Board of Trustees.

2.	For Royce Quant Small-Cap Quality Value ETF only - to approve changes to the current fundamental investment policy regarding industry concentration.

3.	For each Fund that is a series of Legg Mason ETF Investment Trust only - to approve the use of a “manager of managers” structure whereby each Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

Shareholders of record as of the close of business on July 29, 2024, are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting.

For technical assistance in accessing the Meeting, shareholders can email msfs-meetinginfo@morrowsodali.com.

By Order of the Boards of Trustees, Harris Goldblat Vice President and Secretary

[August ___, 2024]

Please sign and promptly return the proxy card(s) or voting instruction form(s) in the enclosed self-addressed envelope regardless of the number of shares you own.

You are invited to attend the Meeting, which will be conducted exclusively online via live webcast, but if you cannot do so, the Boards of Trustees urge you to complete, date, sign, and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy card(s) promptly so that a quorum may be ensured at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card(s), by giving written notice of revocation to a Trust at any time before the proxy is exercised, or by voting at the Meeting. You may vote by touch-tone telephone by calling the telephone number printed on your proxy card(s) and following the recorded instructions. In addition, if your account is eligible, you may be able to vote online by visiting the website printed on your proxy card(s) and following the online instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 8, 2024

The Notice of Special Joint Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at http://www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting online, please call Morrow Sodali Fund Solutions, our proxy solicitor, toll free at 1-888-372-0829.

Table of Contents

INFORMATION ABOUT VOTING	2
Who is asking for my vote?	2
Who is eligible to vote?	2
On what issues am I being asked to vote?	2
How does the Board of Trustees of my Fund recommend that I vote?	4
How do I ensure that my vote is accurately recorded?	4
May I revoke my proxy?	5
What if my shares are held by a financial intermediary?	5
May I attend the Meeting?	5
THE PROPOSALS	6
PROPOSAL 1: FOR ALL FUNDS - TO ELECT A BOARD OF TRUSTEES	6
How are nominees selected?	6
Who are the nominees for Trustee of my Trust?	7
How often does a Trust’s Board meet and what are Trustees paid?	12
Who are the Executive Officers of the Trusts?	15
What are the Standing Committees of the Boards?	17
What is each Board’s Role in Risk Oversight?	17
What is the Required Vote on Proposal 1?	18
PROPOSAL 2: FOR ROYCE QUANT SMALL-CAP QUALITY VALUE ETF (“SQLV”) ONLY - TO APPROVE CHANGES TO SQLV’S FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION	19
What effect will amending the current fundamental investment policy have on SQLV?	20
What is the Required Vote on Proposal 2?	20
PROPOSAL 3: FOR EACH FUND THAT IS A SERIES OF LEGG MASON ETF INVESTMENT TRUST ONLY – TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY EACH FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL	21
Why am I being asked to vote on this Proposal?	21
How will the Manager of Managers Structure Operate?	22
How does this Proposal affect my fees as a shareholder of a Fund?	22
How does this Proposal affect my right to vote on subadvisory agreements?	22
Why did the Board approve the Manager of Managers Structure?	23
What is the required vote on Proposal 3?	23
ADDITIONAL INFORMATION ABOUT THE FUNDS	24
FURTHER INFORMATION ABOUT VOTING AND THE MEETING	30

FRANKLIN ETF TRUST

Franklin Short Duration U.S. Government ETF

FRANKLIN TEMPLETON ETF TRUST

Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin FTSE Germany ETF	Franklin FTSE United Kingdom ETF	Franklin Intelligent Machines ETF
Franklin International Core Dividend Tilt Index ETF	Franklin FTSE Hong Kong ETF	Franklin U.S. Equity Index ETF	Franklin International Aggregate Bond ETF
Franklin U.S. Core Dividend Tilt Index ETF	Franklin FTSE India ETF	BrandywineGLOBAL – Dynamic US Large Cap Value ETF	Franklin Investment Grade Corporate ETF
Franklin U.S. Large Cap Multifactor Index ETF	Franklin FTSE Japan ETF	BrandywineGLOBAL – US Fixed Income ETF	Franklin Municipal Green Bond ETF
Franklin U.S. Mid Cap Multifactor Index ETF	Franklin FTSE Japan Hedged ETF	ClearBridge Sustainable Infrastructure ETF	Franklin Senior Loan ETF
Franklin U.S. Small Cap Multifactor Index ETF	Franklin FTSE Latin America ETF	Franklin Disruptive Commerce ETF	Franklin Systematic Style Premia ETF
Franklin FTSE Asia ex Japan ETF	Franklin FTSE Mexico ETF	Franklin Dynamic Municipal Bond ETF	Franklin Ultra Short Bond ETF
Franklin FTSE Australia ETF	Franklin FTSE Russia ETF	Franklin Exponential Data ETF	Franklin U.S. Core Bond ETF
Franklin FTSE Brazil ETF	Franklin FTSE Saudi Arabia ETF	Franklin Focused Growth ETF	Franklin Income Equity Focus ETF
Franklin FTSE Canada ETF	Franklin FTSE South Korea ETF	Franklin Genomic Advancements ETF	Franklin U.S. Treasury Bond ETF
Franklin FTSE China ETF	Franklin FTSE Switzerland ETF	Franklin High Yield Corporate ETF	Martin Currie Sustainable International Equity ETF
Franklin FTSE Europe ETF	Franklin FTSE Taiwan ETF	Franklin Income Focus ETF	Western Asset Bond ETF
Franklin FTSE Eurozone ETF

FRANKLIN TEMPLETON TRUST

Franklin OnChain U.S. Government Money Fund

LEGG MASON ETF INVESTMENT TRUST

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

LEGG MASON ETF INVESTMENT TRUST II

ClearBridge Focus Value ESG ETF

PROXY STATEMENT

INFORMATION ABOUT VOTING

Who is asking for my vote?

The Boards of Trustees of Franklin ETF Trust (“FETFT”), Franklin Templeton ETF Trust (“FTETFT”), Franklin Templeton Trust (“FTT”), Legg Mason ETF Investment Trust (“LMETFIT”), and Legg Mason ETF Investment Trust II (“LMETFITII”) (and together, the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust listed on the immediately preceding page (together, the “Funds,” and individually, a “Fund”), in connection with a Special Joint Meeting of Shareholders of the Funds to be held on October 8, 2024 (the “Meeting”), have requested your vote on three matters.

Who is eligible to vote?

Shareholders of record at the close of business on July 29, 2024 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Shareholders of record of Funds that are series of FTETFT, FTT and FETFT are entitled to one vote for each share that they own of a Fund on each matter relating to that Fund presented at the Meeting (“Share-Based Voting”). Shareholders of record of Funds that are series of LMETFIT and LMETFITII are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund (“Dollar-Based Voting”). The manner in which shareholders of each Fund are entitled to vote is shown on Exhibit A. The Notice of Special Joint Meeting of Shareholders, the proxy cards and the proxy statement were first mailed to shareholders of record on or about August __, 2024.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.       For all Funds to elect their Trust’s Board of Trustees:

Funds Voting to Elect their Particular Trust’s Board of Trustees	Trust Holding Election
Franklin Short Duration U.S. Government ETF	FETFT
Franklin OnChain U.S. Government Money Fund	FTT

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

LMETFIT
ClearBridge Focus Value ESG ETF	LMETFITII
Funds Listed Immediately Below Chart	FTETFT

Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin FTSE Germany ETF	Franklin FTSE United Kingdom ETF	Franklin Intelligent Machines ETF
Franklin International Core Dividend Tilt Index ETF	Franklin FTSE Hong Kong ETF	Franklin U.S. Equity Index ETF	Franklin International Aggregate Bond ETF
Franklin U.S. Core Dividend Tilt Index ETF	Franklin FTSE India ETF	BrandywineGLOBAL – Dynamic US Large Cap Value ETF	Franklin Investment Grade Corporate ETF
Franklin U.S. Large Cap Multifactor Index ETF	Franklin FTSE Japan ETF	BrandywineGLOBAL – US Fixed Income ETF	Franklin Municipal Green Bond ETF
Franklin U.S. Mid Cap Multifactor Index ETF	Franklin FTSE Japan Hedged ETF	ClearBridge Sustainable Infrastructure ETF	Franklin Senior Loan ETF
Franklin U.S. Small Cap Multifactor Index ETF	Franklin FTSE Latin America ETF	Franklin Disruptive Commerce ETF	Franklin Systematic Style Premia ETF
Franklin FTSE Asia ex Japan ETF	Franklin FTSE Mexico ETF	Franklin Dynamic Municipal Bond ETF	Franklin Ultra Short Bond ETF
Franklin FTSE Australia ETF	Franklin FTSE Russia ETF	Franklin Exponential Data ETF	Franklin U.S. Core Bond ETF
Franklin FTSE Brazil ETF	Franklin FTSE Saudi Arabia ETF	Franklin Focused Growth ETF	Franklin Income Equity Focus ETF
Franklin FTSE Canada ETF	Franklin FTSE South Korea ETF	Franklin Genomic Advancements ETF	Franklin U.S. Treasury Bond ETF
Franklin FTSE China ETF	Franklin FTSE Switzerland ETF	Franklin High Yield Corporate ETF	Martin Currie Sustainable International Equity ETF
Franklin FTSE Europe ETF	Franklin FTSE Taiwan ETF	Franklin Income Focus ETF	Western Asset Bond ETF
Franklin FTSE Eurozone ETF

2.	For the following Fund to approve a change to the current fundamental investment policy regarding industry concentration:

Royce Quant Small-Cap Quality Value ETF (this Fund is referred to in this proxy statement as “SQLV”)

3.	For each of the Funds that are series of LMETFIT listed below to approve the use of a “manager of managers” structure whereby each Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval:

ClearBridge Dividend Strategy ESG ETF	Royce Quant Small-Cap Quality Value ETF	Western Asset Total Return ETF	Franklin U.S. Low Volatility High Dividend Index ETF
ClearBridge Large Cap Growth ESG ETF	Western Asset Short Duration Income ETF	Franklin International Low Volatility High Dividend Index ETF

How does the Board of Trustees of my Fund recommend that I vote?

The Boards of the Trusts unanimously recommend that you vote:

1.	For all Funds - FOR the election of all nominees as Trustees;

2.	For SQLV- FOR the approval of changes to the current fundamental investment policy regarding industry concentration; and

3.	For each Fund that is a series of LMETFIT – FOR the approval of the use of a “manager of managers” structure whereby each Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card(s) in one of four ways:

●	By Internet. The web address and instructions for voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).

●	By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).

●	By Mail. Mark the enclosed proxy card(s) or voting instruction form(s), sign and date it (them), and return it (them) in the postage-paid envelope we provided. For joint accounts, one or more owners may sign the proxy card(s) or voting instruction form(s).

●	By virtually attending the Meeting. You can vote your shares on-line at the Meeting.

If you require additional information regarding the Meeting, you may contact Morrow Sodali Fund Solutions, the proxy solicitor, toll-free at 1-888-372-0829. Please see the section entitled “Further Information About Voting and the Meeting” for more information on Morrow Sodali Fund Solutions.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals but not the other Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations described above of this proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted in accordance with the Trustees’ recommendations described above of this proxy statement.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by virtually attending the Meeting and voting on-line.

What if my shares are held by a financial intermediary?

If your shares are held by your bank, broker or other custodian, then in order to vote at the on-line Meeting, you will need to obtain a “legal proxy” from your broker as discussed below in “May I attend the Meeting- If you hold shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date.” Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the appropriate Fund.

May I attend the Meeting?

The Meeting will be conducted exclusively online via live webcast. Shareholders as of the record date (July 29, 2024) (the “Record Date”) may request the Meeting credentials by following the instructions below. In each case, the request should be received no later than October 7, 2024 at 2:00 p.m., Eastern time.

If you hold shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the Meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in a Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at msfs-meetinginfo@morrowsodali.com with “Legal Proxy” included in the subject line. The email must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the Meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

The Meeting will begin promptly at 11:00 a.m., Eastern time on October 8, 2024. The Funds encourage you to access the Meeting a few minutes prior to the start time leaving ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email msfs-meetinginfo@morrowsodali.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

THE PROPOSALS

PROPOSAL 1: FOR ALL FUNDS - TO ELECT A BOARD OF TRUSTEES

Introduction to the Proposal

The Trustees are responsible for overseeing the management of the Trusts and serving the needs and best interests of Fund shareholders. A Board elects the officers of the Trust it oversees, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), new trustees cannot be appointed by Trustees to fill vacancies created by an expansion of the Board, unless after those appointments, at least two-thirds of the Trustees have been elected by shareholders. Each Board has determined it to be in the best interests of its respective Funds and their shareholders to expand the Board from four to six members, but the Trustees cannot take this action without a shareholder vote due to the 1940 Act restrictions noted above. Three of the members of the current Board and three new individuals will stand for election at the Meeting.

Shareholders of each Fund are being asked to elect six Trustee nominees to their respective Board. The Trustee nominees for election to serve as Trustees of each Trust are the current members, Rohit Bhagat, Deborah D. McWhinney, and Anantha K. Pradeep plus three new individuals, Alison J. Baumann, Shirley J. Leung and Patrick O’Connor. Jennifer M. Johnson, who currently serves as a Trustee, will be stepping off the Boards effective upon the election of the Trustee nominees by the shareholders of the Trusts (the “Resigning Trustee”).

How are nominees selected?

The Board of Trustees of each Trust has a Nominating and Governance Committee (the “Nominating Committee”). The Nominating Committee for each of the Trusts is comprised of Rohit Bhagat, Deborah D. McWhinney and Anantha K. Pradeep (Chair). None of the members of the Nominating Committees of the Trusts is an “interested person” of that Trust as defined by the 1940 Act. Trustees who are not interested persons of a Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of a Trust are referred to as the “Interested Trustees.” Each Board currently has one Interested Trustee, Jennifer M. Johnson.

Each Trust’s Nominating Committee is responsible for selecting candidates to serve as Trustees for that Trust and recommending such candidates: (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Trust’s investment manager(s) and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; and (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. Each Trust’s Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When a Trust’s Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, each Trust’s Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. A Trust’s Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who: (i) has continuously owned of record, or beneficially through a financial intermediary, shares of such Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

A Trust’s Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

Each Board has adopted and approved a formal written Charter for its Nominating Committee. A copy of the Charter is attached to this proxy statement as Exhibit B.

Who are the nominees for Trustee of my Trust?

Shareholders of each Trust are being asked to elect six Trustee nominees that will oversee their Trust. The Trustee nominees for election to serve as Trustees of the Trust are the current members-- Rohit Bhagat, Deborah D. McWhinney, and Anantha K. Pradeep, plus three new individuals, Alison J. Baumann, Shirley J. Leung and Patrick O’ Connor (the “Trustee Nominees”). Jennifer M. Johnson, who currently serves as a Trustee, will be stepping off the Board effective upon the election of the Trustee Nominees by the shareholders of the Trusts.

Each Board is currently comprised of three Independent Trustees, Rohit Bhagat, Deborah D. McWhinney, Anantha K. Pradeep, and one Interested Trustee, Jennifer M. Johnson. Jennifer M. Johnson is deemed to be an Interested Trustee due to her position with Franklin Resources, Inc. (“Franklin Resources”) and currently serves as Chair of the Board but will be stepping off the Boards effective upon the election of the Trustee Nominees by the shareholders of the Trusts. Currently, Rohit Bhagat has been designated by the Independent Trustees as the Lead Independent Trustee and upon the election of the New Nominees will become the Chair of the Board in place of Ms. Johnson. Mr. Bhagat, among other duties: will act as a principal contact for management for communications to the Independent Trustees in between regular Board meetings; will assist in the coordination and preparation of quarterly Board meeting agendas; will raise and discuss issues with counsel to the Independent Trustees; will raise issues and discuss ideas with management on behalf of the Independent Trustees in between regular meetings of the Board; and will chair executive sessions and separate meetings of the Independent Trustees (other than committee meetings, which are chaired by the respective committee chairperson).

Each Board has determined it to be in the best interests of its respective Funds and their shareholders to expand the Board from four to six members. Two additional Independent Trustees, Alison J. Baumann and Shirley J. Leung, are proposed to be elected as a Trustee and Patrick O’Connor is proposed to be elected as an Interested Trustee. The Trustees believe that the existing Board structure for each Trust is appropriate because it provides the Independent Trustees with adequate influence over the governance of a Board and each Fund, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an executive officer of the Trusts participates in the day-to-day management of a Trust’s affairs, including risk management.

If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal.

Interested Trustees of the Trusts hold, or formerly held, director and/or officer positions with, or are stockholders of, Franklin Resources and its affiliates. Franklin Resources, a global investment management organization operating as Franklin Templeton, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Franklin Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN).

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustee(s).

Some of the nominees for a Trust are standing for election by shareholders of that Trust for the first time. Set forth in the table below are the nominees who are standing for election by shareholders for the first time, the Board(s) to which they are nominated to serve and the person(s) who initially recommended them for consideration as nominees for Board membership:

Independent Trustee Nominees:	Trust(s) for which Nominee is to be elected by shareholders for the first time:	Recommended by:
Deborah D. McWhinney	FETFT, FTETFT	An incumbent Independent Board Member
Alison J. Baumann	FETFT, FTETFT, FTT, LMETFIT, LMETFITII	Management
Shirley J, Leung	FETFT, FTETFT, FTT, LMETFIT, LMETFITII	An incumbent Independent Board Member

Interested Trustee Nominee:
Patrick O’Connor	FETFT, FTETFT, FTT, LMETFIT, LMETFITII	Management

Listed below, beside the name, address and year of birth of each Trustee Nominee and Resigning Trustee, are the Trustee Nominees’ and Resigning Trustee’s positions and length of service on the Board (if any), principal occupations during the past five years (their titles may have varied during that period), the number of portfolios that the Trustee Nominees and Resigning Trustee oversee in the Franklin Templeton fund complex and other board memberships that the Trustee Nominees and Resigning Trustees hold (if applicable).

Nominees for Independent Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee and proposed to become Chairperson of the Board upon Ms. Johnson’s departure	FETFT: Since 2017 FTETFT: Since 2016 FTT: Since 2019 LMETFIT: Since 2021 LMETFITII: Since 2021	60	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (2020-present); Meesho (eCommerce) (2023-present); and formerly, Axis Bank (banking and financial services) (2013-2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018); Zentific Investment Management (hedge fund) (2015-2018) and FinTech Evolution Acquisition (eCommerce company) (2021-2023).

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); and formerly, Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (2021-2023); Chairman, Asia Pacific, BlackRock (investment management) (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Independent Trustee	FETFT: Since 2020 FTETFT: Since 2020 FTT: Since 2020 LMETFIT: Since 2021 LMETFITII: Since 2021	60	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Independent Trustee	FETFT: Since 2017 FTETFT: Since 2016 FTT: Since 2019 LMETFIT: Since 2021 LMETFITII: Since 2021	60	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

Alison J. Baumann (1966) One Franklin Parkway San Mateo, CA 94403-1906	Independent Trustee	Newly Nominated	60	San Mateo Police Activities League (nonprofit) (2016-present).

Principal Occupation During at Least the Past 5 Years:

Director & Chair Elect and member of governance, finance, scholarship and nominating committees, San Mateo Police Activities League (2016-present) (nonprofit); Global Head of Product Governance, Franklin Templeton (2020-2022) (financial services/asset management); Executive Vice President, Global Product Strategy, Franklin Templeton (2010-2020) (financial services/asset management); 401(k) Employee Retirement Plan Committee Member, Franklin Templeton (2017-2019) (oversight); Senior Vice President, Franklin Templeton Institutional LLC (2009-2022) (financial services );Vice President; Senior Vice President, Franklin/Templeton Distributors, Inc. (2006-2021) (financial services).

Shirley J. Leung (1973) One Franklin Parkway San Mateo, CA 94403-1906	Independent Trustee	Newly Nominated	60	CFA Society of San Francisco (industry organization) (2017-2023).

Principal Occupation During at Least the Past 5 Years:

Strategic Advisor, Hive Wealth (2023-present) (Fintech startup); External Advisor, Guttmacher Institute (2021-present) (nonprofit); Board Member, CFA Society of San Francisco (2017-2023) (industry organization); Chief Investment Officer, Head of Investment Solutions, Silicon Valley Bank (2020-2023) (private banking/wealth management); Chief Investment Officer & Managing Director, Scenic Advisement (2016-2020) (investment bank).

Nominee for Interested Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Patrick O’Connor† (1967) One Franklin Parkway San Mateo, CA 94403-1906	Interested Trustee	Newly Nominated	60	None

Principal Occupation During at Least the Past 5 Years:

President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton fund complex.

†   Patrick O’Connor is an “interested person” of the Trusts as defined in the 1940 Act. Patrick O’Connor is considered to be an interested person of the Trusts due to his position as an officer at Franklin Advisory Services LLC, Franklin Advisers, Inc. and officer of certain funds in the Franklin Templeton fund complex.

*	The number of portfolios is based on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common or affiliated underwriter.

Information on the nominees appears above including information on the business activities of board members during at least the past five years. In addition to personal qualities, such as integrity, the role of an effective Trust board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. Each Trust’s Board believes that the specific background of each nominee for Trustee evidences such ability and is appropriate to his or her serving on the applicable Trust’s Board. As indicated, Rohit Bhagat has extensive experience in the asset management and financial services industries; Deborah D. McWhinney has extensive management, risk and cyber security experience; Anantha K. Pradeep has served as Chief Executive Officer of consulting and technology companies; Alison J. Baumann has served as Global Head of Product Governance at Franklin Templeton; Shirley J. Leung is the strategic advisor of a Fintech startup; and Patrick O’Connor is a high ranking executive officer at Franklin Templeton.

How often does a Trust’s Board meet and what are Trustees paid?

The role of a Trust’s Board is to provide general oversight of the Trust’s business and to ensure that a Trust is operated for the benefit of all of a Trust’s shareholders. The Boards anticipate meeting at least four times during the current fiscal year to review the operations of the applicable Trusts and the Funds’ investment performance and will meet more frequently as necessary. The Boards also oversee the services furnished to the Trusts by the investment managers and subadvisers to the Funds and various other service providers. All of the Independent Trustees currently serve as Trustees of each Trust.

The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each Trust to obtain, at a relatively modest cost to each separate Trust, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several Trusts.

Each nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Boards and the total number of meetings held by all committees of the Boards on which the nominee for Trustee served during such Trusts’ most recent fiscal year. For each Board, during the fiscal year ended March 31, 2024, there were four meetings of each Trust’s Board, two meetings of each Trust’s Audit Committee, and three meetings of each Trust’s Nominating Committee. None of the Trusts currently has a formal policy regarding Board members’ attendance at annual shareholders’ meetings. None of the Trusts held, or were required to hold, an annual meeting at which Trustees were elected during its last fiscal year.

Independent Trustees are reimbursed for expenses incurred in connection with attending Board meetings and are paid by each fund in Franklin Templeton for which they serve as director or trustee. Certain Interested Trustees and officers of the Trusts are shareholders of Franklin Resources and may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the investment managers and their affiliates from the funds in the Franklin Templeton fund complex. The investment managers or their affiliates pay the salaries and expenses of the officers and Interested Trustee. No Trust maintains or provides pension or retirement benefits to its Board members.

Each Independent Trustee is compensated by each of the Trusts on which he/she serves as a member of the Board. The Interested Trustees are not compensated for their services as trustees by the Trusts. Each Independent Trustee of the Trusts is paid a $130,000 annual retainer fee, together with a $15,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to each Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent board member is paid an annual supplemental retainer of $15,000 for services to such investment companies, a portion of which is allocated to each Trust. Board members who serve on the Audit Committee of a Trust are paid a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to each Trust. Board members who serve on the Nominating Committee of a Trust are paid a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to each Trust. The Chair of the Audit Committee receives an additional fee of $20,000 per year for service as chair of such Audit Committees, a portion of which is allocated to each Trust. The Chair of the Nominating Committee receives an additional fee of $10,000 per year for service as chair of such Nominating Committee, a portion of which is allocated to each Trust.

The following table identifies the amount of compensation that each Independent Trustee received from the five Trusts and the aggregate amount of compensation that each Independent Trustee received from the Franklin Templeton Fund Complex during the fiscal year ended March 31, 2024. Ms. Baumann, Ms. Leung, and Mr. O’Connor do not currently serve as a Trustee of the Trusts and are each standing for initial election at the Meeting. Accordingly, Ms. Baumann and Ms. Leung did not receive any compensation for the fiscal year ended March 31, 2024. No executive officer is compensated by the Trusts.

Name and Position	Aggregate Compensation from the Trusts	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Fund Complex	Number of Boards within Franklin Templeton Fund Complex on which the Nominee or Current Trustee Serves*
Independent Trustees
Rohit Bhagat Independent Trustee	FETFT: $3,847 FTETFT: $189,515 FTT: $7,707 LMETFIT: $29,048 LMETFITII: $40	Not Applicable	Not Applicable	$222,167	5
Deborah D. McWhinney Independent trustee	FETFT: $3,323 FTETFT: $157,506 FTT: $6,877 LMETFIT: $26,027 LMETFITII: $35	Not Applicable	Not Applicable	$191,333	5

Name and Position	Aggregate Compensation from the Trusts	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Fund Complex	Number of Boards within Franklin Templeton Fund Complex on which the Nominee or Current Trustee Serves*
Anantha K. Pradeep Independent Trustee	FETFT: $3,426 FTETFT: $167,541 FTT: $7,068 LMETFIT: $25,053 LMETFITII: $35	Not Applicable	Not Applicable	$201,333	5
Interested Trustee
Jennifer M. Johnson Resigning Interested Trustee*	FETFT: None FTETFT: None FTT: None LMETFIT: None LMETFITII: None	Not Applicable	Not Applicable	None	8

*	To retire effective upon the election of the Trustee Nominees by the shareholders of the Trusts.

The following tables provide the dollar range of equity securities of the Trusts (including the Funds within each Trust, if any) and of all funds in the Franklin Templeton fund complex overseen by the Board nominees that are beneficially owned by them as of dates listed below.

Name of Nominee	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Nominee in Franklin Templeton Fund Complex
Nominees for Independent Trustee:
Rohit Bhagat*	None	None
Deborah D. McWhinney*	None	None
Anantha K. Pradeep*	None	None
Alison J. Baumann†	None	$50,001-$100,000
Shirley J. Leung‡	$50,001-$100,000 Franklin Income Focus ETF	$50,001-$100,000

Nominee for Interested Trustee:
Patrick O’Connor#	$50,001– $100,000 Franklin FTSE Brazil ETF $50,001– $100,000 Franklin US Mid Cap Multifactor Index $100,001-$500,000 Franklin Income Focus ETF $100,001-$500,000 Franklin Senior Loan ETF	$500,001-$1,000,000

*	Holdings as of December 31, 2023.
†	Holdings as of March 22, 2024.
‡	Holdings as of May 29, 2024.
#	Holdings as of July 15, 2024.

Who are the Executive Officers of the Trusts?

Officers of the Trusts are appointed by their respective Boards and serve at the pleasure of the Board. Listed below for the Executive Officers that are common to all of the Trusts are their names, years of birth and addresses, as well as their positions and length of service with the Trusts, and principal occupations during at least the past five years.

Executive Officers of the Trusts:

Name, Year of Birth and Address	Position	Length of Time Served*
Harris Goldblat (1969) 100 First Stamford Place 6th Floor Stamford, CT 06902	Vice President and Secretary	FETFT – Since 2023 FTETFT – Since 2023 FTT – Since 2023 LMETFIT and LMETFITII – Since 2021 (Vice President) and 2023 (Secretary)

Name, Year of Birth and Address	Position	Length of Time Served*

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; officer of certain funds in the Franklin Templeton fund complex; formerly, Managing Director and Associate General Counsel for Legg Mason & Co.

Fred Jensen (1963) 280 Park Avenue New York, NY 10018	Chief Compliance Officer	Since 2021

Principal Occupation During at Least the Past 5 Years:

Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio Group; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 280 Park Avenue New York, NY 10017	Vice President – AML Compliance	Since 2021

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since January 2024
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex.

David Mann (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2023
Principal Occupation During at Least the Past 5 Years: Head of Global ETF Product and Capital Markets, Franklin Templeton; and officer of certain funds in the Franklin Templeton fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, CA 94403-1906	Vice President	Since 2023

Principal Occupation During at Least the Past 5 Years:

Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton fund complex; and formerly, Managing Director, Head of iShares Product Canada, BlackRock.

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	FETFT – Since 2017 FTETFT – Since 2016 FTT – Since 2019 LMETFIT – Since 2021 LMETFITII – Since 2021

Name, Year of Birth and Address	Position	Length of Time Served*

Principal Occupation During at Least the Past 5 Years:

President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	FETFT – Since 2019 FTETFT – Since 2019 FTT – Since 2019 LMETFIT – Since 2021 LMETFITII – Since 2021
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton fund complex.

What are the Standing Committees of the Boards?

In addition to the Nominating Committee, each Board has a standing Audit Committee.

Audit Committee

Each Trust’s Audit Committee is responsible for the appointment, compensation and retention of the Trust’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Trust’s auditors to the full Board and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal auditing. The Audit Committee for each Trust is comprised of Rohit Bhagat (Chair), Deborah D. McWhinney and Anantha K. Pradeep. All of the members of the Audit Committees are Independent Trustees.

Selection of Auditors. The Audit Committee and the Boards of the Trusts have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of all Funds of the Trusts for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information. Fees paid to the auditors, including the audit fees, audit-related fees, tax fees, all other fees, and aggregate non-audit fees for each Trust’s last two fiscal years and information on pre-approval policies and procedures can be found in Exhibit C to this proxy statement.

What is each Board’s Role in Risk Oversight?

Each Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. Each Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the Board meets regularly with their respective investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Trusts.

With respect to investment risk, the Boards receive regular written reports describing and analyzing the investment performance of the Fund(s) which they oversee. In addition, the portfolio managers of each Fund meet regularly with the Boards to discuss portfolio performance, including investment risk. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the applicable Board generally is consulted with respect to such change. To the extent that a Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, each investment manager’s investment risk personnel meet regularly with the Boards to discuss a variety of issues, including the impact on a Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, each Trust’s investment manager(s) provides periodic reports to the Board that enable the Board to oversee the Trust's investment manager(s), as the Board's Valuation Designee, in monitoring and assessing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, each Board reviews the investment manager's performance of an annual valuation risk assessment under which the investment manager seeks to identify and enumerate material valuation risks which are or may be impactful to the Trust including, but not limited to (1) the types of investments held (or intended to be held) by a Fund, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; and (3) the extent to which each fair value methodology uses unobservable inputs. The investment manager reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

With respect to liquidity risk, each Board (other than FTT) receives liquidity risk management reports under the applicable Trust’s Liquidity Risk Management (LRM) Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

With respect to compliance risks, each Board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Trust’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the Trust’s CCO prepares and presents an annual written compliance report to the Board. Each Board adopts compliance policies and procedures for a Trust and approves such procedures for a Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws. The investment manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

What is the Required Vote on Proposal 1?

For Proposal 1, the Trustee Nominees will be elected to each Board by the affirmative vote of a plurality of the votes cast (at the Meeting at which a quorum exists) collectively by the shareholders of all of the Funds of such Trust, regardless of the results of the votes cast by the shareholders of each individual Fund. This means that the Trustee Nominees receiving the largest number of votes will be elected to fill the available positions. For LMETFIT and LMETFITII, the voting power of the shares of each Fund of that particular Trust will be counted together in determining the results of the voting for the proposal.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

PROPOSAL 2: FOR ROYCE QUANT SMALL-CAP QUALITY VALUE ETF (“SQLV”) ONLY - TO APPROVE CHANGES TO SQLV’S FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION

The Board of Trustees of LMETFIT, on behalf of SQLV, unanimously recommends that the shareholders of SQLV approve a change to the SQLV’S current fundamental investment policy regarding industry concentration. Prior to May 10, 2022, SQLV pursued a different investment objective and strategy as a passive ETF whereby SQLV sought to track the investment results of a specific underlying index. Pursuant to that strategy, SQLV operated in reliance on SEC guidance permitting SQLV to concentrate its investments (i.e., invest more than 25% of the value of its total assets in securities of issuers in the same industry) to approximately the same extent that its underlying index was concentrated in the securities of such particular industry. Effective May 10, 2022, SQLV became an actively-managed ETF and no longer pursues an investment objective and strategy that seeks to track the investment results of an underlying index. As a result, SQLV is no longer eligible to rely on the aforementioned SEC guidance applicable to passive ETFs with respect to its fundamental policy relating to concentration. At the request of the SEC staff, LMETFIT, on behalf of SQLV, agreed that next time it held a shareholder meeting, that it would propose the removal from the fundamental policy of the language that permitted SQLV to concentrate its investments to approximately the same extent that its underlying index was concentrated in the securities of a particular industry.

The proposed fundamental investment policy would more accurately reflect the Fund’s status as an actively-managed ETF.

The fundamental industry concentration policy is proposed to be amended as follows [Strike-through text is the text that is proposed to be deleted and underlined text denote additions]:

Concentration: The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction~~, and except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry~~.

Non-fundamental clarification of policy: With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be ~~more risky~~ riskier than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Trust understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. ~~Prior to May 10, 2022, the Fund pursued a different investment objective and strategy as a passive ETF whereby the Fund sought to track the investment results of a specific underlying index. Pursuant to that strategy, the Fund operated in reliance on SEC guidance permitting the Fund to concentrate its investments (i.e., invest more than 25% of the value of its total assets in securities of issuers in the same industry) to approximately the same extent that its underlying index was concentrated in the securities of such particular industry. Effective May 10, 2022, the Fund became an actively-managed ETF and no longer pursues an investment objective and strategy that seeks to track the investment results of an underlying index. Therefore, the Fund is no longer eligible to rely on the aforementioned SEC guidance applicable to passive ETFs with respect to its fundamental policy relating to concentration.~~ The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

What effect will changing the current fundamental investment policy have on SQLV?

At the present time, the LMETFIT Board and SQLV’s investment manager and subadviser do not anticipate that the changing the investment policy as proposed would involve additional material risk to SQLV or affect the way SQLV is currently managed or operated.

What is the Required Vote on Proposal 2?

Proposal 2 will be voted on separately by the shareholders of SQLV. The Proposal must be approved for SQLV by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of SQLV is defined as the affirmative vote of the lesser of: (A) 67% or more of the voting power of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the voting power of the outstanding voting securities of such Fund (sometimes referred to as a “1940 Act Majority Vote”).

THE BOARD OF TRUSTEES OF LMETFIT, ON BEHALF OF SQLV,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” PROPOSAL 2.

PROPOSAL 3: FOR EACH FUND THAT IS A SERIES OF LEGG MASON ETF INVESTMENT TRUST ONLY – TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY EACH FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to an investment management agreement between each Fund that is a series of LMETFIT and Franklin Templeton Fund Adviser, LLC (“FTFA”), FTFA is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of each Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of LMETFIT’s Board.

FTFA is wholly-owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each, an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Depending on the strategy, FTFA may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations or utilize an Investment Manager Affiliate that has a unique or specialized investment expertise, thereby providing to a Fund’s shareholders the full benefit of the investment management resources of Franklin Resources. Alternatively, FTFA may wish to provide a Fund with the skill and expertise of subadvisers that are not affiliated in any way with Franklin Resources or FTFA.

The provisions of the 1940 Act that apply to a Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC has issued an exemptive order (the “FT Order”) to Franklin Advisers, Inc. (“FAI”), an affiliate of FTFA, that permits FAI, any Investment Manager Affiliates (such as FTFA) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates (such as the Funds that are series of LMETFIT) to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees, and certain other conditions. The FT Order would allow FTFA to hire, without shareholder approval, new subadvisers that are affiliated with FTFA (e.g., the investment manager and the subadviser are both wholly-owned by Franklin Resources), and new subadvisers that are not affiliated with FTFA. In addition, the SEC has also issued an exemptive order (the “LM Order”) to FTFA that permits FTFA and any existing or future registered open-end investment company or series advised by FTFA to hire new subadvisers that are affiliated or not affiliated with FTFA without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees, and the fulfillment of certain other conditions. Notwithstanding the FT Order and LM Order, any new subadvisory agreement or any amendment to an existing subadvisory agreement that directly or indirectly results in an increase in the aggregate contractual advisory fee rate payable by any Fund will be submitted to that Fund’s shareholders for approval.

FTFA’s reliance upon the LM Order would allow FTFA to hire, without shareholder approval, new subadvisers that are partially owned by Franklin Resources. Reliance on the LM Order by FTFA would occur if and when FTFA desires to utilize a new subadviser that is partially but not wholly-owned by Franklin Resources. Until that time, FTFA anticipates that it will rely on the FT Order, which would allow FTFA to hire, without shareholder approval, new subadvisers that are either wholly-owned by Franklin Resources or unaffiliated with Franklin Resources. (This ability to hire new subadvisers that are wholly or partially owned by (affiliated with) Franklin Resources and subadvisers that are not affiliated with Franklin Resources, without obtaining prior shareholder approval is referred to collectively as the “Manager of Managers Structure”). Before a Fund may rely on either the FT Order or the LM Order, a Fund’s use of the Manager of Managers Structure must be approved by the Fund’s shareholders by a 1940 Act Majority Vote.

Why am I being asked to vote on this Proposal?

As noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or FTFA may believe it would be beneficial to a Fund to have access to the investment management expertise of another Investment Manager Affiliate (whether wholly or partially owned by Franklin Resources) or a subadviser that is not affiliated with FTFA. In addition, sometimes FTFA may reposition a Fund with a new or different investment strategy and want to replace an existing subadviser with another Investment Manager Affiliate who has the experience and expertise to manage the Fund’s new or changed investment strategy. If a Fund were permitted to rely on either the FT Order or the LM Order, such investment management changes could be effected with Board approval, but without the time associated with obtaining shareholder approval. A Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, FTFA will be permitted to appoint and replace subadvisers for a Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for a Fund.

Under the Manager of Managers Structure, FTFA would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the conditions of the FT Order and LM Order require FTFA to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set a Fund’s overall investment strategies; (b) evaluate, select and recommend subadvisers to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with a Fund’s investment goals, policies and restrictions. In addition, subject to the review by the Board, FTFA is required to: (a) when appropriate, allocate and reallocate a Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of FTFA or the imposition of material changes to a Fund’s investment management agreement, other than as discussed above, would, however, require shareholder approval.

If FTFA, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of a Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to a Fund more quickly; (2) permit FTFA to allocate the and reallocate a Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to subadvisory agreements. Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by FTFA could immediately manage a Fund’s assets. A Fund would, however, inform shareholders of the hiring of any new subadvisers within 90 days after hiring the subadviser.

How does this Proposal affect my fees as a shareholder of a Fund?

Approval of this Proposal will not affect your fees as a shareholder of a Fund. The Manager of Managers Structure will not at any time entail an increase in the contractual investment management fees paid by a Fund. Further, shareholder approval would be necessary to increase the contractual investment management fees that are payable by a Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 3 is approved for a Fund, and the Board and FTFA believe that the use of one or more subadvisers would be in the best interests of a Fund, a Fund’s shareholders generally would not be asked to approve hiring subadvisers for a Fund, assuming that the conditions of the FT Order or LM Order, as applicable, are met. Rather, FTFA, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. A Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board of LMETFIT, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting because the Manager of Managers Structure would enable each Fund to operate with greater efficiency in the future by allowing a Fund to use both affiliated (including those that are partially or wholly-owned by Frankin Resources) and unaffiliated subadvisers best suited to its needs without incurring potential delays that could be associated with obtaining shareholder approvals.

What is the required vote on Proposal 3?

Before a Fund may rely on either the FT Order or LM Order, the operation of a Fund using the Manager of Managers Structure must be approved by (i) a majority of the voting power of the outstanding voting securities of a Fund or (ii) 67% of more of the voting power of the voting securities of a Fund present or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding securities of a Fund are present or represented by proxy. If Proposal 3 is not approved by a Fund’s shareholders, then a Fund’s investment manager generally would only be able to enter into a new or amended subadvisory agreement with shareholder approval, potentially causing delay in making a change deemed beneficial to a Fund and its shareholders by the Board.

THE BOARD OF TRUSTEES OF LMETFIT UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Investment Managers. The investment managers and any subadviser(s) or sub-subadviser(s) of the Funds and their principal addresses are set forth below. Pursuant to an investment management agreement, the investment manager for a Fund (along with any subadviser) manages the investment and reinvestment of that Fund’s assets. Each investment manager is a direct or indirect, wholly owned or majority owned subsidiary of Franklin Resources. The following subadvisers and sub-subadvisers are either indirect, wholly owned or majority owned subsidiaries of Franklin Resources: Franklin Templeton Institutional LLC, Western Asset Management Company LLC, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd., Western Asset Management Company Ltd, ClearBridge Investments, LLC, ClearBridge Investments Pty Limited, Martin Currie Inc., Brandywine Global Investment Management LLC, Royce & Associates, L.P and K2/D&S Management Co., L.L.C.

Trust/Fund	Investment Manager	Subadviser(s)
FRANKLIN ETF TRUST
Franklin Short Duration U.S. Government ETF	Franklin Advisers, Inc.	N/A
FRANKLIN TEMPLETON ETF TRUST
Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin International Core Dividend Tilt Index ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin U.S. Core Dividend Tilt Index ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin U.S. Large Cap Multifactor Index ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin U.S. Mid Cap Multifactor Index ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin U.S. Small Cap Multifactor Index ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Asia ex Japan ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Australia ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Brazil ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Canada ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE China ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC

Trust/Fund	Investment Manager	Subadviser(s)
Franklin FTSE Europe ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Eurozone ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Germany ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Hong Kong ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE India ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Japan ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Japan Hedged ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Latin America ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Mexico ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Russia ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Saudi Arabia ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE South Korea ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Switzerland ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE Taiwan ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin FTSE United Kingdom ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
Franklin U.S. Equity Index ETF	Franklin Advisory Services, LLC	Franklin Templeton Institutional, LLC
BrandywineGLOBAL – Dynamic US Large Cap Value ETF	Franklin Advisers, Inc.	Brandywine Global Investment Management LLC

Trust/Fund	Investment Manager	Subadviser(s)
BrandywineGLOBAL – US Fixed Income ETF	Franklin Advisers, Inc.	Brandywine Global Investment Management LLC
ClearBridge Sustainable Infrastructure ETF	Franklin Advisers, Inc.	ClearBridge Investments Pty Limited
Franklin Disruptive Commerce ETF	Franklin Advisers, Inc.	N/A
Franklin Dynamic Municipal Bond ETF	Franklin Advisers, Inc.	N/A
Franklin Exponential Data ETF	Franklin Advisers, Inc.	N/A
Franklin Focused Growth ETF	Franklin Advisers, Inc.	N/A
Franklin Genomic Advancements ETF	Franklin Advisers, Inc.	N/A
Franklin High Yield Corporate ETF	Franklin Advisers, Inc.	N/A
Franklin Income Focus ETF	Franklin Advisers, Inc.	N/A
Franklin Intelligent Machines ETF	Franklin Advisers, Inc.	N/A
Franklin International Aggregate Bond ETF	Franklin Templeton Investment Management Limited	Franklin Advisers, Inc.
Franklin Investment Grade Corporate ETF	Franklin Advisers, Inc.	Franklin Templeton Institutional, LLC
Franklin Municipal Green Bond ETF	Franklin Advisers, Inc.	N/A
Franklin Senior Loan ETF	Franklin Advisers, Inc.	N/A
Franklin Systematic Style Premia ETF	Franklin Advisers, Inc.	K2/D&S Management Co., L.L.C.
Franklin Ultra Short Bond ETF	Franklin Advisers, Inc.	N/A
Franklin U.S. Core Bond ETF	Franklin Advisers, Inc.	Franklin Templeton Institutional, LLC
Franklin Income Equity Focus ETF	Franklin Advisers, Inc.	N/A
Franklin U.S. Treasury Bond ETF	Franklin Advisers, Inc.	Franklin Templeton Institutional, LLC
Martin Currie Sustainable International Equity ETF	Franklin Advisers, Inc.	Martin Currie Inc.

Trust/Fund	Investment Manager	Subadviser(s)
Western Asset Bond ETF	Franklin Advisers, Inc.	Western Asset Management Company, LLC (with sub-subadvisers, Western Asset Management Company Limited, Western Asset Management Pte Ltd. and Western Asset Management Company Ltd.)
FRANKLIN TEMPLETON TRUST
Franklin OnChain U.S. Government Money Fund	Franklin Advisers, Inc.	N/A
LEGG MASON ETF INVESTMENT TRUST
ClearBridge Dividend Strategy ESG ETF	Franklin Templeton Fund Adviser, LLC	ClearBridge Investments, LLC and Western Asset Management Company, LLC
ClearBridge Large Cap Growth ESG ETF	Franklin Templeton Fund Adviser, LLC	ClearBridge Investments, LLC and Western Asset Management Company, LLC
Royce Quant Small-Cap Quality Value ETF	Franklin Templeton Fund Adviser, LLC	Royce & Associates, LP and Western Asset Management Company, LLC
Western Asset Short Duration Income ETF	Franklin Templeton Fund Adviser, LLC	Western Asset Management Company, LLC (with sub-subadvisers, Western Asset Management Company Limited, Western Asset Management Pte Ltd. and Western Asset Management Company Ltd.)
Western Asset Total Return ETF	Franklin Templeton Fund Adviser, LLC	Western Asset Management Company, LLC (with sub-subadvisers Western Asset Management Company Limited, Western Asset Management Pte Ltd. and Western Asset Management Company Ltd.)
Franklin International Low Volatility High Dividend Index ETF	Franklin Templeton Fund Adviser, LLC	Franklin Advisers, Inc. and Western Asset Management Company LLC

Trust/Fund	Investment Manager	Subadviser(s)
Franklin U.S. Low Volatility High Dividend Index ETF	Franklin Templeton Fund Adviser, LLC	Franklin Advisers, Inc. and Western Asset Management Company LLC
LEGG MASON ETF INVESTMENT TRUST II
ClearBridge Focus Value ESG ETF	Franklin Templeton Fund Adviser, LLC	ClearBridge Investments, LLC and Western Asset Management Company LLC

There were no purchases or sales of any securities in excess of 1% of any class of outstanding securities of a Fund’s investment manager or any of the investment manager’s parents or subsidiaries by any nominee for election as a Trustee of the applicable Trust since the beginning of the Fund’s most recently completed fiscal year.

Addresses for the investment advisers and subadvisers are as follows:

Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Templeton Institutional, LLC, One Franklin Parkway, San Mateo, California, 94403-1906.

Franklin Templeton Investment Management Ltd., Cannon Place, 78 Cannon Street, London, EC4N6HL, England.

Franklin Templeton Fund Adviser, LLC, 280 Park Avenue, New York, New York 10017

Martin Currie Inc., 5 Morrison Street 2nd floor Edinburgh EH3 8BH

Western Asset Management Company, LLC, 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eight Avenue, New York, New York 10018.

Western Asset Management Company Limited, 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom.

Western Asset Management Company Pte. Ltd, 1 George Street #23-01 Singapore 049145.

Western Asset Management Company Ltd, 5-1 Marunouchi 1-Chome Chiyoda-Ku Tokyo 100-6536, Japan.

ClearBridge Investments, LLC, 620 Eight Avenue, New York, New York 10018.

ClearBridge Investments Pty Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

Royce & Associates, L.P., 745 Fifth Avenue, New York, NY 10151

Brandywine Global Investment Management, LLC, 1735 Market Street, Suite 1800 Philadelphia, PA 19103

K2/D&S Management Co., L.L.C., 300 Atlantic Street, 12th Fl., Stamford, CT 06901-3535

Other Service Providers

Service Provider	FETFT	FTETFT	FTT	LMETFIT and LMETFITII
Administrator	Franklin Templeton Services, LLC One Franklin Parkway, San Mateo, California 94403-1906	Franklin Templeton Services, LLC One Franklin Parkway, San Mateo, California 94403-1906	Franklin Templeton Services, LLC One Franklin Parkway, San Mateo, California 94403-1906	Franklin Templeton Fund Adviser, LLC (as part of its management services)
Sub-Administrator	Bank of New York Mellon 111 Sanders Creek Parkway, East Syracuse, NY 13057	State Street Bank and Trust Company One Congress Street, Suite 1, Boston, MA 02114-2016.	J.P. Morgan Chase Bank, N.A. 270 Park Avenue, New York, New York 10017-2070	Bank of New York Mellon 103 Bellevue Parkway Wilmington, Delaware, 19809
Underwriter	Franklin Templeton Distributors, Inc. One Franklin Parkway, San Mateo, California 94403-1906	Franklin Templeton Distributors, Inc. One Franklin Parkway, San Mateo, California 94403-1906	Franklin Templeton Distributors, Inc. One Franklin Parkway, San Mateo, California 94403-1906	Franklin Templeton Distributors, Inc. One Franklin Parkway, San Mateo, California 94403-1906
Transfer Agent	Bank of New York Mellon 111 Sanders Creek Parkway, East Syracuse, NY 13057	State Street Bank and Trust Company One Congress Street, Suite 1, Boston, MA 02114-2016.	Franklin Templeton Investor Services 3344 Quality Drive, Rancho Cordova, CA 95670-7313	Bank of New York Mellon 240 Greenwich Street, New York, New York 10286
Custodian	Bank of New York Mellon 100 Church Street, New York, NY 10286	State Street Bank and Trust Company One Congress Street, Suite 1, Boston, MA 02114-2016.	J.P. Morgan Chase Bank 270 Park Avenue, New York, New York 10017-2070	Bank of New York Mellon 240 Greenwich Street, New York, New York 10286
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 405 Howard Street, Suite 600, San Francisco, CA 94105	PricewaterhouseCoopers LLP 405 Howard Street, Suite 600, San Francisco, CA 94105	PricewaterhouseCoopers LLP 405 Howard Street, Suite 600, San Francisco, CA 94105	PricewaterhouseCoopers LLP 100 East Pratt Street, Suite 2600, Baltimore, MD 21202

Other Matters. Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of each Fund as of July 29, 2024, the Record Date, are set forth in Exhibit D. In addition, for the Funds that are series of LMETFIT and LMETFITII, the net assets of the Fund are provided as of the Record Date. Shareholders of record of Funds that are series of FTETFT, FTT and FETFT are entitled to one vote for each share you own of a Fund on each matter relating to that Fund presented at the Meeting (“Share-Based Voting”). Shareholders of record of Funds that are series of LMETFIT and LMETFITII are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund (“Dollar-Based Voting”).

The names and addresses of shareholders of record that owned 5% or more of the outstanding shares of a Fund are set forth in Exhibit E. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of a Fund. To the knowledge of each Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit E owning beneficially more than 5% of the outstanding shares of any class of the Fund.

[As of the Record Date, the Trustees and Officers of each Trust, as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.]

Contacting the Board. If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board of that Fund at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Navid J. Tofigh, Assistant Secretary. The correspondence will be given to the Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne entirely by the Funds’ investment managers. Franklin Templeton also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trusts expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of a Fund, and regular employees and agents of a Fund’s investment manager or its affiliates involved in the solicitation of proxies are not reimbursed.

Morrow Sodali Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,138,000 to $1,193,000, including expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Boards believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend virtually.

Voting by Broker-Dealers. The Trusts expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trusts understand that broker-dealers may only vote on Proposal 1, Election of a Board of Trustees, on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. For FETFT, FTETFT and FTT, the holders of 40% of the outstanding shares of the Trust entitled to vote at the Meeting, present virtually or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal applicable to such Trust. For LMETFIT or LMETFITII, the holders of outstanding shares representing 33.3% of the voting power of the Trust (or if the proposal is to be voted upon by a Fund separately, the holders of outstanding shares representing 33.3% of the voting power of the Fund), entitled to vote and present virtually or by proxy constitutes a quorum at the Meeting, for purposes of acting upon the Proposals applicable to such Trust (or Fund).

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposal. Abstentions and broker non-votes will be treated as votes present at a Shareholders’ meeting; abstentions and broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval, or on proposals requiring an affirmative vote of a majority of votes cast for approval but will have the effect of a vote against any proposal requiring a 1940 Act Majority Vote.

Adjournment. The Meeting as to any Fund that are series of FETFT, FTETFT, and FTT may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (virtually or by proxy and entitled to vote at the Meeting), or by the Chair of the Board or by certain officers, whether or not a quorum is present. For the Funds that are series of LMETFIT and LMETFITII, the Meeting may by action of the Chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and a Trust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Trusts are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Trust’s proxy statement for the next meeting of shareholders of such Trust should send his or her written proposal to a Trust’s office located at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Navid J. Tofigh, Assistant Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the appropriate Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Trust’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

By Order of the Boards of Trustees,

August __, 2024	Harris Goldblat
Vice President and Secretary

EXHIBIT A-Share-Based Voting versus Dollar-Based Voting

FRANKLIN ETF TRUST [Share-Based Voting]

Franklin Short Duration U.S. Government ETF

FRANKLIN TEMPLETON ETF TRUST [Share-Based Voting]

Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin FTSE Germany ETF	Franklin FTSE United Kingdom ETF	Franklin Intelligent Machines ETF
Franklin International Core Dividend Tilt Index ETF	Franklin FTSE Hong Kong ETF	Franklin U.S. Equity Index ETF	Franklin International Aggregate Bond ETF
Franklin U.S. Core Dividend Tilt Index ETF	Franklin FTSE India ETF	BrandywineGLOBAL – Dynamic US Large Cap Value ETF	Franklin Investment Grade Corporate ETF
Franklin U.S. Large Cap Multifactor Index ETF	Franklin FTSE Japan ETF	BrandywineGLOBAL – US Fixed Income ETF	Franklin Municipal Green Bond ETF
Franklin U.S. Mid Cap Multifactor Index ETF	Franklin FTSE Japan Hedged ETF	ClearBridge Sustainable Infrastructure ETF	Franklin Senior Loan ETF
Franklin U.S. Small Cap Multifactor Index ETF	Franklin FTSE Latin America ETF	Franklin Disruptive Commerce ETF	Franklin Systematic Style Premia ETF
Franklin FTSE Asia ex Japan ETF	Franklin FTSE Mexico ETF	Franklin Dynamic Municipal Bond ETF	Franklin Ultra Short Bond ETF
Franklin FTSE Australia ETF	Franklin FTSE Russia ETF	Franklin Exponential Data ETF	Franklin U.S. Core Bond ETF
Franklin FTSE Brazil ETF	Franklin FTSE Saudi Arabia ETF	Franklin Focused Growth ETF	Franklin Income Equity Focus ETF
Franklin FTSE Canada ETF	Franklin FTSE South Korea ETF	Franklin Genomic Advancements ETF	Franklin U.S. Treasury Bond ETF
Franklin FTSE China ETF	Franklin FTSE Switzerland ETF	Franklin High Yield Corporate ETF	Martin Currie Sustainable International Equity ETF
Franklin FTSE Europe ETF	Franklin FTSE Taiwan ETF	Franklin Income Focus ETF	Western Asset Bond ETF
Franklin FTSE Eurozone ETF

FRANKLIN TEMPLETON TRUST [Share-Based Voting]

Franklin OnChain U.S. Government Money Fund

LEGG MASON ETF INVESTMENT TRUST [Dollar-Based Voting]

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

LEGG MASON ETF INVESTMENT TRUST II [Dollar-Based Voting]

ClearBridge Focus Value ESG ETF

A-1

EXHIBIT B-Nominating and Governance Committee Charter

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	The Committee.

The Nominating and Governance Committee (the “Committee”) is a committee of, and established by, the Boards of Trustees (the “Board”) of the Franklin Templeton ETF Trust, Franklin ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust and Legg Mason ETF Investment Trust II, and each of their respective series (collectively, the “Funds”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (referred to hereinafter as “Independent Trustees” or “Independent Board members”).

II.	Statement of Purpose.

The purpose of the Committee shall be to (1) select and nominate candidates for membership on the Board; (2) ensure that the Board complies with the Fund Governance Policy and other policies adopted by the Committee; and (3) such other matters as the Board or the Committee chair deems appropriate. This Statement of Purpose is not intended to limit those matters that may be assigned to the Committee nor limit the policies the Committee may adopt to guide its activities.

III.	Committee Nominations and Functions.

1.	The Committee shall periodically review the size and composition of the Board and shall make recommendations to the full Board concerning (a) the necessity of adding one or more Independent Board members or conducting a shareholder vote to comply with the Fund Governance Policy provisions relating to Board composition, (b) the desirability of increasing or decreasing the size of the Board based on the workload of the Board, or (c) adding individuals as Independent Board members with differing backgrounds or skill sets in order to provide an appropriate mix of perspectives, diversity, knowledge and experience on the Board.

2.	The Committee shall make recommendations for nominations for Independent Board members to the incumbent Independent Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment managers and other principal service providers, consistent with the requirements of the Fund Governance Policy, based on information provided in response to a comprehensive questionnaire prepared by counsel to elicit the relevant information. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

3.	The Committee shall also evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

4.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

5.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

6.	The Committee shall make recommendations to the full Board for Independent Trustee membership on committees of the Board.

IV.	Other Powers and Responsibilities.

1.	The Committee shall monitor the continued independence of Independent Trustees and evaluate any circumstances that may arise through the submission of an annual questionnaire intended for this purpose or that are otherwise brought to the Committee’s attention.

2.	The Committee shall annually review and make recommendations to the Board regarding Independent Board member compensation.

3.	The Committee shall oversee an annual evaluation by all Board members of Board effectiveness and the adequacy of the Board’s adherence to industry corporate governance best practices. This evaluation shall include a consideration of the effectiveness of the committee structure of the Board and the number of Funds on whose Boards each Trustee serves. The Committee shall recommend to the Board or its committees the implementation of proposed enhancements resulting from the annual evaluation.

4.	The Committee shall evaluate any proposed board memberships of an Independent Board member to confirm that no conflict exists with the Independent Board member’s current service on the Board.

5.	The Committee shall facilitate educational and training programs for Independent Board Members as needs arise.

6.	The Committee annually shall evaluate the status of counsel to the Independent Board members as “independent legal counsel” and, if appropriate, confirm that determination to the full Board.

7.	The Committee shall ensure that the provisions of the Fund Governance Standards found in Rule 0-1(a)(7), as contained in the Fund Governance Policy, are met by the Board.

8.	The Committee shall periodically assess the membership, scope of activities and charters of all Board committees to confirm that they comply with the Fund Governance Policy, to the extent applicable.

9.	The Committee shall review and make recommendations to the Board concerning Board structure and operations.

V.	Committee Operations.

1.	The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, by videoconference or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall adopt a Nominating and Governance Committee Charter (the “Charter”) and review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR EXCHANGE-LISTED FUNDS

The Committee shall comply with any additional rules of any applicable listing exchange related to Committee matters, including requirements related to Independent Board members.

Amended: May 11, 2023

Amended: May 29, 2024

EXHIBIT C- Audit Fee Information

Audit Fee Information for FETFT:

Audit Fees

(a) The aggregate fees paid to PricewaterhouseCoopers LLP (“PwC” or the “Auditor”) for professional services rendered by PwC for the audit of FETFT’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $25,950 for the fiscal year ended March 31, 2024 and $25,260 for the fiscal year ended March 31, 2023.

Audit-Related Fees

(b) There were no fees paid to PwC for assurance and related services rendered by PwC to FETFT that are reasonably related to the performance of the audit of FETFT’s financial statements and are not reported under paragraph (a) above.

There were no fees paid to PwC for assurance and related services rendered by PwC to FETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to FETFT that are reasonably related to the performance of the audit of their financial statements.

Tax Fees

(c) There were no fees paid to PwC for professional services rendered by PwC to FETFT for tax compliance, tax advice and tax planning.

The aggregate fees paid to PwC for professional services rendered by PwC to FETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to FETFT for tax compliance, tax advice and tax planning were $140,000 for the fiscal year ended March 31, 2024 and $70,000 for the fiscal year ended March 31, 2023. The services for which these fees were paid included global access to tax platform International Tax View.

All Other Fees

(d) The aggregate fees paid to PwC for products and services rendered by PwC to FETFT not reported in paragraphs (a)-(c) above were $74 for the fiscal year ended March 31, 2024 and $0 for the fiscal year ended March 31, 2023. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to PwC for products and services rendered by PwC to FETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to FETFT not reported in paragraphs (a)-(c) above were $158,426 for the fiscal year ended March 31, 2024 and $75,711 for the fiscal year ended March 31, 2023. The services for which these fees were paid included professional fees relating to security counts, professional fees in connection with SOC 1 Reports, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, fees in connection with license for employee development tool ProEdge and fees in connection with a license for accounting and business knowledge platform Viewpoint.

(e) (1) FETFT’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to FETFT by the auditors to FETFT’s investment adviser or to any entity that controls, is controlled by or is under common control with FETFT’s investment adviser and that provides ongoing services to FETFT where the non-audit services relate directly to the operations or financial reporting of FETFT; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to FETFT described in paragraphs (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

The aggregate non-audit fees paid to PwC for services rendered by PwC to FETFT and FETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to FETFT were $298,500 for the fiscal year ended March 31, 2024 and $145,711 for the fiscal year ended March 31, 2023.

FETFT’s audit committee of the board has considered whether the provision of non-audit services that were rendered to FETFT’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to FETFT that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Audit Fee Information for FTETFT:

Audit Fees

(a) The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the FTETFT’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $998,129 for the fiscal year ended March 31, 2024 and $999,623 for the fiscal year ended March 31, 2023.

Audit-Related Fees

(b) There were no fees paid to PwC for assurance and related services rendered by PwC to the FTETFT that are reasonably related to the performance of the audit of the FTETFT’s financial statements and are not reported under paragraph (a) above. There were no fees paid to PwC for assurance and related services rendered by PwC to the FTETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTETFT that are reasonably related to the performance of the audit of their financial statements.

Tax Fees

(c) The aggregate fees paid to PwC for professional services rendered by PwC to the FTETFT for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2024 and $6,000 for the fiscal year ended March 31, 2023. The services for which these fees were paid included tax compliance services related to year-end. The aggregate fees paid to PwC for professional services rendered by PwC to the FTETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTETFT for tax compliance, tax advice and tax planning were $275,000 for the fiscal year ended March 31, 2024 and $418,850 for the fiscal year ended March 31, 2023. The services for which these fees were paid included global access to tax platform International Tax View and tax compliance services related to year-end.

All Other Fees

(d) The aggregate fees paid to PwC for products and services rendered by PwC to the FTETFT not reported in paragraphs (a)-(c) above were $5,991 for the fiscal year ended March 31, 2024 and $0 for the fiscal year ended March 31, 2023. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process. The aggregate fees paid to PwC for products and services rendered by PwC to the FTETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTETFT not reported in paragraphs (a)-(c) above were $130,600 for the fiscal year ended March 31, 2024 and $59,560 for the fiscal year ended March 31, 2023. The services for which these fees were paid included professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, professional fees relating to security counts, fees in connection with a license for accounting and business knowledge platform Viewpoint, and fees in connection with license for employee development tool Pro Edge.

(e) (1) The FTETFT’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the FTETFT by the auditors to the FTETFT’s investment adviser or to any entity that controls, is controlled by or is under common control with the FTETFT’s investment adviser and that provides ongoing services to the FTETFT where the non-audit services relate directly to the operations or financial reporting of the FTETFT; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the FTETFT described in paragraphs (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

The aggregate non-audit fees paid to PwC for services rendered by PwC to the FTETFT and the FTETFT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTETFT were $411,591 for the fiscal year ended March 31, 2024 and $484,410 for the fiscal year ended March 31, 2023.

The FTETFT’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the FTETFT’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the FTETFT that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Audit Fee Information for FTT:

Audit Fees

(a) The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the FTT’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $23,700 for the fiscal year ended March 31, 2024 and $23,010 for the fiscal year ended March 31, 2023.

Audit-Related Fees

(b) There were no fees paid to PwC for assurance and related services rendered by PwC to the FTT that are reasonably related to the performance of the audit of the FTT's financial statements and are not reported under paragraph (a) above. There were no fees paid to PwC for assurance and related services rendered by PwC to the FTT's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTT that are reasonably related to the performance of the audit of their financial statements.

Tax Fees

(c) There were no fees paid to PwC for professional services rendered by PwC to the FTT for tax compliance, tax advice and tax planning. The aggregate fees paid to PwC for professional services rendered by PwC to the FTT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTT for tax compliance, tax advice and tax planning were $140,000 for the fiscal year ended March 31, 2024 and $70,000 for the fiscal year ended March 31, 2023. The services for which these fees were paid included global access to tax platform International Tax View.

All Other Fees

(d) The aggregate fees paid to PwC for products and services rendered by PwC to the FTT other than the services reported in paragraphs (a)-(c) above were $153 for the fiscal year ended March 31, 2024 and $0 for the fiscal year ended March 31, 2023. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process. The aggregate fees paid to PwC for products and services rendered by PwC to the FTT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTT other than the services reported in paragraphs (a)-(c) above were $158,426 for the fiscal year ended March 31, 2024 and $75,711 for the fiscal year ended March 31, 2023. The services for which these fees were paid included professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, professional fees relating to security counts, fees in connection with license for employee development tool Pro Edge, fees in connection with a license for accounting and business knowledge platform Viewpoint and professional fees in connection with SOC 1 Reports.

(e) (1) The FTT’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;

(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)	pre-approval of all non-audit related services to be provided to the FTT by the auditors to the FTT’s investment adviser or to any entity that controls, is controlled by or is under common control with the FTT’s investment adviser and that provides ongoing services to the FTT where the non-audit services relate directly to the operations or financial reporting of the FTT; and

(iv)	establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the FTT described in paragraphs (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

The aggregate non-audit fees paid to PwC for services rendered by PwC to the FTT and the FTT’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the FTT were $298,579 for the fiscal year ended March 31, 2024 and $145,711 for the fiscal year ended March 31, 2023.

FTT’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the FTT’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the FTT that were not preapproved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Audit Fee Information for LMETFIT:

Audit Fees

(a) The aggregate fees billed in the last two fiscal years ending March 31, 2022 and March 31, 2023 (the “Reporting Periods”) for professional services rendered by the LMETFIT’s principal accountant, PwC, for the audit of the LMETFIT’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,240 in March 31, 2023 and $150,630 in March 31, 2024.

Audit-Related Fees

(b) The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the LMETFIT’s financial statements were $0 in March 31, 2023 and $0 in March 31, 2024.

Tax Fees

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $82,000 in March 31, 2023 and $82,000 in March 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required preapproval by the Audit Committee.

All Other Fees

(d) The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above for the LMETFIT, were $0 in the previous fiscal year and $0 in March 31, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), formerly known as Legg Mason Partners Fund Advisor, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to LMETFIT requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-audit fees billed by the Auditor for services rendered to LMETFIT, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to LMETFIT during the reporting period were $785,604 in the previous fiscal year and $0 in March 31, 2024.

LMETFIT’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to LMETFIT or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

Audit Fee Information for LMETFITII:

Audit Fees

(a) The aggregate fees billed in the last two fiscal years ending March 31, 2023 and March 31, 2024 (the “Reporting Periods”) for professional services rendered by the LMETFITII’s principal accountant, PwC, for the audit of the LMETFITII’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,320 in March 31, 2023 and $16,810 in March 31, 2024.

Audit-Related Fees

(b) The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the LMETFITII’s financial statements were $0 in March 31, 2023 and $0 in March 31, 2024.

Tax Fees

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in March 31, 2023 and $10,000 in March 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required preapproval by the Audit Committee.

All Other Fees

(d) The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above for LMETFITII, were $0 in the previous fiscal year and $0 in March 31, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), Formerly known as Legg Mason Partners Fund Advisor, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to LMETFITII requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) above were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-audit fees billed by the Auditor for services rendered to LMETFITII, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to LMETFITII during the reporting period were $608,059 in the previous fiscal year and $0 in March 31, 2024.

LMETFITII’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by PwC to the LMETFITII or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

EXHIBIT D- Shares Outstanding as of the Record Date

Trust	Fund	Number of Shares Outstanding
Franklin ETF Trust	Franklin Short Duration U.S. Government ETF	1,676,000
Franklin Templeton ETF Trust

Franklin Emerging Market Core Dividend Tilt Index ETF

Franklin International Core Dividend Tilt Index ETF

Franklin U.S. Core Dividend Tilt Index ETF

Franklin U.S. Large Cap Multifactor Index ETF

Franklin U.S. Mid Cap Multifactor Index ETF

Franklin U.S. Small Cap Multifactor Index ETF

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Eurozone ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

		500,000 28,600,000 1,350,000 23,000,000 15,600,000 950,000 1,200,000 1,800,000 9,600,000 11,100,000 6,600,000 2,800,000 800,000 1,000,000 700,000 39,900,000 70,200,000 2,400,000 2,700,000

Trust	Fund	Number of Shares Outstanding

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin U.S. Equity Index ETF

BrandywineGLOBAL – Dynamic US Large Cap Value ETF

BrandywineGLOBAL – US Fixed Income ETF

ClearBridge Sustainable Infrastructure ETF

Franklin Disruptive Commerce ETF

Franklin Dynamic Municipal Bond ETF

Franklin Exponential Data ETF

Franklin Focused Growth ETF

Franklin Genomic Advancements ETF

Franklin High Yield Corporate ETF

Franklin Income Focus ETF

Franklin Intelligent Machines ETF

Franklin International Aggregate Bond ETF

Franklin Investment Grade Corporate ETF

Franklin Municipal Green Bond ETF

2,900,000

800,000

500,000

6,100,000

1,600,000

5,100,000

25,400,000

23,200,000

11,802,953

500,000

350,000

300,000

10,600,000

250,000

2,648,449

300,000

13,250,000

10,000,000

400,000

27,500,000

18,750,000

4,400,000

Trust	Fund	Number of Shares Outstanding
Franklin Senior Loan ETF

Franklin Systematic Style Premia ETF

Franklin Ultra Short Bond ETF

Franklin U.S. Core Bond ETF

Franklin Income Equity Focus ETF

Franklin U.S. Treasury Bond ETF

Martin Currie Sustainable International Equity ETF

Western Asset Bond ETF

		22,750,000 8,100,000 300,000 91,950,000 1,850,000 39,600,000 2,166,807 1,600,000
Fraklin Templeton Trust	Franklin OnChain U.S. Government Money Fund	418,494,416.470

Trust	Fund	Number of Shares Outstanding	Net Assets ($)
Legg Mason ETF Investment Trust

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

		1,000,000 5,213,748 700,000 550,000 2,000,000 36,600,000 15,700,000	47,917,987 357,090,623 29,665,492 13,214,215 40,325,931 1,113,814,278 601,369,774
Legg Mason ETF Investment Trust II	ClearBridge Focus Value ESG ETF	44,000	1,627,069

EXHIBIT E-Principal Holders of Shares

PRINCIPAL HOLDERS OF FUND SHARES AS OF JULY 29, 2024

Trust Name	Name and Address of Account	Number of Shares	Percentage (%)
Franklin ETF Trust: Franklin Short Duration U.S. Government ETF	[ ]	[ ]	[ ]
Franklin Templeton ETF Trust: Franklin Emerging Market Core Dividend Tilt Index ETF	[ ]	[ ]	[ ]
Franklin International Core Dividend Tilt Index ETF	[ ]	[ ]	[ ]
Franklin U.S. Core Dividend Tilt Index ETF	[ ]	[ ]	[ ]
Franklin U.S. Large Cap Multifactor Index ETF	[ ]	[ ]	[ ]
Franklin U.S. Mid Cap Multifactor Index ETF	[ ]	[ ]	[ ]
Franklin U.S. Small Cap Multifactor Index ETF	[ ]	[ ]	[ ]
Franklin FTSE Asia ex Japan ETF	[ ]	[ ]	[ ]
Franklin FTSE Australia ETF	[ ]	[ ]	[ ]
Franklin FTSE Brazil ETF	[ ]	[ ]	[ ]
Franklin FTSE Canada ETF	[ ]	[ ]	[ ]
Franklin FTSE China ETF	[ ]	[ ]	[ ]
Franklin FTSE Europe ETF	[ ]	[ ]	[ ]
Franklin FTSE Eurozone ETF	[ ]	[ ]	[ ]
Franklin FTSE Germany ETF	[ ]	[ ]	[ ]
Franklin FTSE Hong Kong ETF	[ ]	[ ]	[ ]
Franklin FTSE India ETF	[ ]	[ ]	[ ]
Franklin FTSE Japan ETF	[ ]	[ ]	[ ]

Trust Name	Name and Address of Account	Number of Shares	Percentage (%)
Franklin FTSE Japan Hedged ETF	[ ]	[ ]	[ ]
Franklin FTSE Latin America ETF	[ ]	[ ]	[ ]
Franklin FTSE Mexico ETF	[ ]	[ ]	[ ]
Franklin FTSE Russia ETF	[ ]	[ ]	[ ]
Franklin FTSE Saudi Arabia ETF	[ ]	[ ]	[ ]
Franklin FTSE South Korea ETF	[ ]	[ ]	[ ]
Franklin FTSE Switzerland ETF
Franklin FTSE Taiwan ETF	[ ]	[ ]	[ ]
Franklin FTSE United Kingdom ETF	[ ]	[ ]	[ ]
Franklin U.S. Equity Index ETF	[ ]	[ ]	[ ]
BrandywineGLOBAL – Dynamic US Large Cap Value ETF	[ ]	[ ]	[ ]
BrandywineGLOBAL – US Fixed Income ETF	[ ]	[ ]	[ ]
ClearBridge Sustainable Infrastructure ETF	[ ]	[ ]	[ ]
Franklin Disruptive Commerce ETF	[ ]	[ ]	[ ]
Franklin Dynamic Municipal Bond ETF	[ ]	[ ]	[ ]
Franklin Exponential Data ETF	[ ]	[ ]	[ ]
Franklin Focused Growth Fund	[ ]	[ ]	[ ]
Franklin Genomic Advancements ETF	[ ]	[ ]	[ ]
Franklin High Yield Corporate ETF	[ ]	[ ]	[ ]
Franklin Income Focus ETF	[ ]	[ ]	[ ]
Franklin Intelligent Machines ETF	[ ]	[ ]	[ ]
Franklin International Aggregate Bond ETF	[ ]	[ ]	[ ]

Trust Name	Name and Address of Account	Number of Shares	Percentage (%)
Franklin Investment Grade Corporate ETF	[ ]	[ ]	[ ]
Franklin Municipal Green Bond ETF	[ ]	[ ]	[ ]
Franklin Senior Loan ETF	[ ]	[ ]	[ ]
Franklin Systematic Style Premia ETF	[ ]	[ ]	[ ]
Franklin Ultra Short Bond ETF	[ ]	[ ]	[ ]
Franklin U.S. Core Bond ETF	[ ]	[ ]	[ ]
Franklin Income Equity Focus ETF	[ ]	[ ]	[ ]
Franklin U.S. Treasury Bond ETF	[ ]	[ ]	[ ]
Martin Currie Sustainable International Equity ETF	[ ]	[ ]	[ ]
Western Asset Bond ETF	[ ]	[ ]	[ ]
Franklin Templeton Trust: Franklin OnChain U.S. Government Money Fund	[ ]	[ ]	[ ]
Legg Mason ETF Investment Trust:	[ ]	[ ]	[ ]
ClearBridge Dividend Strategy ESG ETF	[ ]	[ ]	[ ]
ClearBridge Large Cap Growth ESG ETF	[ ]	[ ]	[ ]
Royce Quant Small-Cap Quality Value ETF	[ ]	[ ]	[ ]
Western Asset Short Duration Income ETF	[ ]	[ ]	[ ]
Western Asset Total Return ETF	[ ]	[ ]	[ ]
Franklin International Low Volatility High Dividend Index ETF	[ ]	[ ]	[ ]
Franklin U.S. Low Volatility High Dividend Index ETF	[ ]	[ ]	[ ]
Legg Mason ETF Investment Trust II: ClearBridge Focus Value ESG ETF	[ ]	[ ]	[ ]

*	For the benefit of its customer(s).

**	Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

FRANKLIN TEMPLETON

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/FOBXX2024
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 877-718-7240
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

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FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND
FRANKLIN TEMPLETON TRUST
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 8, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced fund (the "Fund") and appoints Alison Baur, Harris Goldblat, Julie Patel, and Navid Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at exclusively on-line at 11:00 a.m., Eastern time on October 8, 2024, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT THEREOF.**

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100257_FOBXX 2024

The Proxy Statement for this Meeting is available at http://www.franklintempleton.com.

To ensure your privacy, there is no personal information required to view or request materials and/or vote. The control number listed on the reverse side of the document is a unique identifier created for the proxy and this proxy only. It is not linked to your account number, nor can it be used in any other manner other than this proxy.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" each nominee.

The Board of Trustees has voted in favor of the proposals and recommends that you vote "FOR" each nominee.

Please refer to the Proxy Statement for further discussion of the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect six Trustee nominees to the Board of Trustees.	☐	☐	☐

(01) Rohit Bhagat
(02) Debarah D. McWhinney
(03) Anantha K. Pradeep
(04) Alison J. Baumann
(05) Shirley J. Leung
(06) Patrick O'Connor

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

100257_FOBXX 2024

FRANKLIN TEMPLETON

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to:
   www.______________________
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free ___________
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

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FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 8, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced fund (the "Fund") and appoints Alison Baur, Harris Goldblat, Julie Patel, and Navid Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at exclusively on-line at 11:00 a.m., Eastern time on October 8, 2024, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT THEREOF.**

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable   Sign in the box above

Date ______________________________

NOTE: Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

ETF Trusts_2024

The Proxy Statement for this Meeting is available at http://www.franklintempleton.com.

To ensure your privacy, there is no personal information required to view or request materials and/or vote. The control number listed on the reverse side of this document is a unique identifier created for the proxy and this proxy only. It is not linked to your account number, nor can it be used in any other manner other than this proxy.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" each nominee and "FOR" the proposal.

The Board of Trustees has voted in favor of the proposals and recommends that you vote "FOR" each nominee and "FOR" the proposal.

Please refer to the Proxy Statement for further discussion of the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1.	**For each Fund of each Trust.** To elect six Trustee nominees to the Board of Trustees. (01) Rohit Bhagat (02) Deborah D. McWhinney (03) Anantha K. Pradeep (04) Alison J. Baumann (05) Shirley J. Leung (06) Patrick O'Connor *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT* ☐
2.	**For the Royce Quant Small-Cap Equity Value ETF only.** To approve changes to the current fundamental investment policy regarding concentration.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	**For each Fund of Legg Mason ETF Investment Trust only.** To approve the use of a "manager of managers" structure whereby each Fund's investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.	FOR ☐	AGAINST ☐	ABSTAIN ☐

ETF Trusts_2024